Exhibit 99.1

Exhibit 99.1

HTA

Healthcare Trust of America, Inc.

A Leading Owner of Medical Office Buildings

NYSE: HTA

Forward looking statements

This document contains both historical and forward-looking statements. Forward-looking statements are based on current expectations, plans, estimates, assumptions and beliefs, including expectations, plans, estimates, assumptions and beliefs about our company, the real estate industry and the debt and equity capital markets. All statements other than statements of historical fact are, or may be deemed to be, forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.

Forward-looking statements include information concerning possible or assumed future results of operations of our company. The forward-looking statements included in this document are subject to numerous risks and uncertainties that could cause actual results to differ materially from those expressed or implied in the forward-looking statements. Assumptions relating to the foregoing involve judgments with respect to, among other things, future economic, competitive and market conditions and future business decisions, all of which are difficult or impossible to predict accurately and many of which are beyond our control. Although we believe that the expectations reflected in such forward-looking statements are based on reasonable assumptions, our actual results and performance could differ materially from those set forth in the forward-looking statements. Factors which could have a material adverse effect on our operations and future prospects include, but are not limited to: changes in economic conditions affecting the healthcare property sector, the commercial real estate market and the credit market; competition for acquisition of medical office buildings and other facilities that serve the healthcare industry; economic fluctuations in certain states in which our property investments are geographically concentrated; use of proceeds of this offering; retention of our senior management team; financial stability and solvency of our tenants; supply and demand for operating properties in the market areas in which we operate; our ability to acquire real properties, and to successfully operate those properties once acquired; changes in property taxes; legislative and regulatory changes, including changes to laws governing the taxation of REITs and changes to laws governing the healthcare industry; fluctuations in reimbursements from third party payors such as Medicare and Medicaid; delays in liquidating defaulted mortgage loan investments; changes in interest rates; the availability of capital and financing; restrictive covenants in our credit facilities; changes in our credit ratings; our ability to remain qualified as a REIT; and the risk factors set forth in our 2011 Annual Report on Form 10-K.

Forward-looking statements speak only as of the date made. Except as otherwise required by the federal securities laws, we undertake no obligation to update any forward-looking statements to reflect the events or circumstances arising after the date as of which they are made. As a result of these risks and uncertainties, readers are cautioned not to place undue reliance on the forward looking statements included in this document or that may be made elsewhere from time to time by, or on behalf of, us.

THIS COMMUNICATION DOES NOT CONSTITUTE AN OFFER TO BUY OR THE SOLICITATION OF AN OFFER TO SELL SHARES OF CLASS A COMMON STOCK. THE TENDER OFFER WILL BE MADE ONLY PURSUANT TO AN OFFER TO PURCHASE, LETTER OF TRANSMITTAL AND RELATED MATERIALS THAT HTA INTENDS TO DISTRIBUTE TO ITS STOCKHOLDERS AND FILE WITH THE SECURITIES AND EXCHANGE COMMISSION. STOCKHOLDERS AND INVESTORS SHOULD READ CAREFULLY THE OFFER TO PURCHASE, LETTER OF TRANSMITTAL AND RELATED MATERIALS BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION, INCLUDING THE VARIOUS TERMS OF, AND CONDITIONS TO, THE TENDER OFFER. STOCKHOLDERS AND INVESTORS WILL BE ABLE TO OBTAIN A FREE COPY OF THE TENDER OFFER STATEMENT ON SCHEDULE TO, THE OFFER TO PURCHASE, LETTER OF TRANSMITTAL AND OTHER DOCUMENTS THAT HTA INTENDS TO FILE WITH THE SECURITIES AND EXCHANGE COMMISSION AT THE COMMISSION’S WEBSITE AT WWW.SEC.GOV OR BY CALLING THE INFORMATION AGENT (TO BE IDENTIFIED AT THE TIME THE OFFER IS MADE) FOR THE TENDER OFFER. STOCKHOLDERS ARE URGED TO CAREFULLY READ THESE MATERIALS PRIOR TO MAKING ANY DECISION WITH RESPECT TO THE TENDER OFFER.

May 2012

A Leading owner of Medical Office Buildings

We intend to List HTA on the NYSE to Create Liquidity, Drive Share Price, and Lower our Cost of Capital

Aggregated $2.5B, high quality, on-campus MOB focused portfolio

Management team internalized in 2009 with no internalization fee – substantially reducing costs to shareholders

Non-traded public offering closed February 2011

Received investment grade ratings in July 2011

May 2012

NYSE: HTA (planned)

HTA will offer investors a best in class MOB focused REIT with a sustainable and defensive dividend Best-In-Class Portfolio On-Campus MOB focus Stable and growing income >50% credit rated tenants Diversified portfolio by tenant, state, city Significant relationships with leading health systems Experienced Senior Management Acquired, disposed and asset managed over $10B of real estate Public company experience Managed over 240mm SF of real estate Built HTA enterprise from ground-up (since 2009) Strong, Flexible Balance Sheet Low leverage Low cost debt Financial capacity Immediate liquidity Investment grade credit ratings Value Proposition “Strong, Patient, Prudent”

1Q 2012 Performance

Total NOI increased 6.1% YoY1

• 2% same store growth2

• Tenant retention of 93%

• 1Q12 occupancy of 91%

• Renewal rental rates flat to previous contracts

Normalized FFO increased 6.2% YoY

• $0.14 per share, pro forma for completed acquisitions

1st Quarter Acquisitions

• $214mm in acquisitions, projected to add $3.0mm of incremental NOI for a full quarter

Balance Sheet remains Strong

• Leverage of 30.4% of total un-depreciated assets3

• Closed new $875mm unsecured credit facility

• Over $700mm of liquidity available to invest

1 Excludes the impact of tenant lease termination revenue

2 Stabilized assets, excluding 3 buildings representing 0.5% of 2011 cash NOI

3 Undepreciated assets is defined as Total GAAP assets plus accumulated depreciation and plus accumulated amortization related to tenant relationships and FAS 141/ ASC 805 lease adjustments

May 2012

Advantages to Listing

Banner Sun City

(Sun City, AZ)

St John Providence MOB

(Novi, MI)

Greenville Life Center

(Greenville, SC)

May 2012

Listing and Tendering for Shares

- Healthcare Trust of America has applied **to list** its shares[1] on the NYSE and anticipates that it will be approved for listing under the symbol "HTA" on or about June 6, 2012
- Next stage in our strategic process of maximizing value and providing liquidity
- We will lower our dividend to $0.575 to be sustainable and provide a yield competitive with our publicly traded peers
- We will **undertake a tender offer** (subject to all appropriate SEC filings) to purchase up to $150mm shares at a price between $10.10 to $10.50
- We believe HTA is well positioned given our Medical Office Building ("MOB") focus, our superior portfolio, analysts' view of healthcare sector performance, and NAV premiums in the healthcare sector

[1] 1st tranche of Class A shares

May 2012

HTA
Healthcare Trust of America, Inc.
A Leading Owner of Medical Office Buildings

6

Why is HTA Listing? HTA will be 1 of only 2 publicly listed companies significantly dedicated to MOB’s Listed healthcare focused property REITs are currently trading at significant premiums to Net Asset Value Listing provides staged, efficient, measured liquidity to current stockholders approximately 16 months before the September 2013 liquidity date as contemplated in the Company’s filings Provide new investors opportunity to purchase shares on the open market Access to more efficient, lower cost capital

Few MOB Focused Players in the Sector

% MOB in Portfolio 1

100% 75% 50% 25% 0%

90% 89%

HTA HR HCP VTR HCN SNH OHI

30% 21% 16% 13% 0%

Total MOB GLA 1

mm SF

13.0 12.0 11.0 10.0 9.0 8.0

12.2

11.2

11%

100% 89%

HTA HR

Stabilized Development

Medical Office Building

Skilled Nursing

Senior Housing

May 2012 1 As of 3/31/12. Source: SEC Filings

Proven Track Record $10.00 $11.00 $12.00 $13.00 $14.00 $15.00 $16.00 $17.00 $18.00 Inception YE ‘07 ‘08 ‘09 ‘10 ‘11 6/1/2012 152% Total Return Since Inception HTA Total Return $15.21 $10.00 Note: Total Returns assumes a $10.10 per share price at 6/01/12, inclusive of annualized distributions of $0.725 per share, taken as part of the Dividend Re-Investment Program through the April 2012 distribution and a cash dividend received for the May 2012 distribution. The actual price could be lower than the assumed price at 6/01/12.

HTA Peer Comparison

HTA versus Peers	HTA*	Pure Play MOB	Pure Play SNF	Diversified			HC REIT
		HR	OHI	VTR	HCP	HCN	AVERAGE
Properties	264	202	396	1,370	1,012	956	787
Investments ($)	$2,549	$2,892	$2,795	$17,292	$17,864	$14,943	$11,157
% MOB[1]	90%	89%	0%	13%	16%	21%	28%
Occupancy[2]	91%	86%	84%	91%	91%	93%	89%
% Investment Grade Tenants	39%	n/a	n/a	n/a	n/a	n/a	n/a
% Lease Expirations thru 2015[3]	30.5%	55.0%	11.2%	36.9%	52.2%	19.7%	35.0%
Wtd Avg Lease Duration (yrs)	6.6	n/a	n/a	n/a	n/a	n/a	n/a
Equity Market Cap ($ in 000s)[4]	$2,318	$1,723	$2,260	$17,014	$17,550	$11,937	$10,097
Enterprise Value ($ in 000s)[4]	$3,155	$3,135	$3,787	$23,543	$25,054	$19,833	$15,070
Dividend Yield	5.69%	5.43%	7.87%	4.24%	4.85%	5.30%	5.54%
Total Debt/ Enterprise Value[4]	26.5%	45.3%	40.4%	27.6%	30.9%	35.0%	35.8%
Total Debt/ 2012 Est. EBITDA[5]	4.7x	8.1x	4.8x	4.5x	5.0x	5.6x	5.6x
Price[4]	$10.10	$22.10	$21.36	$58.49	$41.26	$55.83	$39.81
Consensus NAV[6]		$20.92	$15.13	$42.28	$29.11	$43.29	$30.15
Premium to Consensus NAV[4]		5.6%	41.2%	38.3%	41.7%	29.0%	31.2%
Implied Cap Rate[4]		6.9%	8.3%	5.8%	5.9%	6.6%	6.7%

Source: SNL Financial and Company Filings

1) By GLA, unless only investment is available, (2) Occupancy for MOB portfolio, except HTA which is for entire portfolio; (3) For entire portfolio, except for VTR, HCP, and HCN which is MOB portfolio only; (4) Based on prices as of 5/14/12 except for HTA's which represents the lower end of its contemplated tender range; (5) HTA is based on 1Q12 EBITDA, annualized and adjusted as if all recent acquisitions closed 1/1/2012; (6) Based on SNL Financial Consensus NAV estimate as of 5/14/12

* Note: None of the numbers in the first column noted with an asterisk are intended to be projections with respect to HTA's "Price", "Enterprise Value", "Equity Market Cap", or "Total Debt/ Enterprise Value." Rather, these numbers are based on mathematical derivations based on the low end of HTA's contemplated tender offer range of $10.10 to $10.50. Thus, HTA provides no assurance that these assumptions are correct, that the numbers produced therefrom through operation of the mathematical derivations will reflect actual future results or that HTA's actual results might not be materially different (and adverse) from the numbers herein. Additionally, please note the qualifications in our "Forward Looking Statements" on page 1 and the risks described under Part 1, Item 1.A, Risk Factors, included in HTA's annual report on Form 10-K and in HTA's other filings with the SEC.

May 2012

HTA
Healthcare Trust of America, Inc.
A Leading Owner of Medical Office Buildings

10

Low Risk Strategy

St Rita’s Cancer Center

(Lima, OH)

Chesterfield Rehab

(Chesterfield, MO)

NIH – Triad Tech Center

(Baltimore, MD)

Extensive and Scalable Operating Platform

Full Operating Platform

Asset Management

Asset Management

Property Management

Leasing Management

Construction Management

Acquisitions

Acq/ Disp Execution

Acquisition Underwriting

Finance / Accounting

Property Accounting

SEC Reporting

Treasury

Tax

Proactive Asset Management

Integrated accounting, budgeting and property management systems

Quarterly Argus updates

Rolling 24 month cash flow projections

Web based leasing pipeline

Web based tenant work order system

Asset Management

Asset Management Team

3 regional offices with full service management capabilities

5 asset managers

21 years average real estate experience

South/West – Scottsdale, AZ

3.9mm SF (31% of GLA)

90% occupancy

50% under in-house management

East Coast – Charleston, SC

6.1mm SF (49% of GLA)

95% occupancy

42% under in-house management

Midwest – Indianapolis, IN

2.4mm SF (20% of GLA)

82% occupancy

64% under in-house management

May 2012

National Portfolio, Regionally Focused

Portfolio as of 3/31/12

Gross real estate assets ($bn) $2.5

Total buildings 264

Total portfolio GLA 12.4mm

Occupancy 91%

1Q12 Tenant Renewal Ratio 93%

Investment grade tenants (% GLA) 39%

Credit rated tenants (% GLA) 56%

% On Campus / Aligned1 96%

Wtd Avg. remaining lease term (yrs) 6.6

Wtd Avg. age of properties 18.7

Healthcare System Relationships

May 2012

1 On-campus refers to refer to a property that is located on or adjacent to (within  1/4 mile) a healthcare system. Affiliated refers to a property that is not on the campus of a healthcare system and located greater than  1/4 mile from such a campus, but leased 50% or more to a healthcare system

Medical Office Building Focused

Building Type

Off- Campus 4%

On-Campus/ Aligned 96%

Building Location

Hospital 5%

Senior Care 5%

MOB 90%

Prime Locations On Campus or Aligned with Leading Healthcare Systems

May 2012

Investment Grade Rated Tenant Focus

Tenant (As of 3/31/12)	# of Buildings	Wtd Avg Lease Term (Yrs)	Credit Rating	Total GLA	% Total GLA	Annualized Base Rent (ABR)	% of Total ABR
Greenville Hospital System	16	11.6	A1	761,000	6.8%	$ 13,297,000	5.8%
Highmark	2	9.7	A	573,000	5.1%	$ 9,148,000	4.0%
Steward Health Care System	13	12.0	--	372,000	3.3%	$ 7,429,000	3.2%
Institute for Senior Living of Florida	3	2.2	--	355,000	3.2%	$ 4,520,000	2.0%
Aurora Health Care	5	12.0	A	315,000	2.8%	$ 6,478,000	2.8%
Indiana University Health	16	4.4	A1	307,000	2.7%	$ 5,517,000	2.4%
Community Health Systems	7	6.4	B1	299,000	2.7%	$ 6,421,000	2.8%
West Penn Allegheny Health System [1]	2	9.8	Caa1	275,000	2.4%	$ 6,177,000	2.7%
Kindred Healthcare	4	6.1	B1	268,000	2.4%	$ 7,581,000	3.3%
Select Medical Corp	5	10.3	B	261,000	2.3%	$ 9,980,000	4.4%
Deaconess Health System	5	6.2	A+	261,000	2.3%	$ 3,885,000	1.7%
Banner Health	12	2.4	AA-	225,000	2.0%	$ 4,747,000	2.1%
Hospital Corp of America	8	4.3	B1	228,000	2.0%	$ 5,016,000	2.2%
Cap Dist Phys Health Plan	2	4.4	--	200,000	1.8%	$ 3,031,000	1.3%
Southwest LTC	4	4.3	--	155,000	1.4%	$ 2,817,000	1.2%
Catholic Health Partners	7	1.6	A1	153,000	1.4%	$ 2,259,000	1.0%
Wellmont Health System	11	10.3	BBB+	152,000	1.4%	$ 2,460,000	1.1%
Sisters of Mercy Health System	2	13.8	Aa3	134,000	1.2%	$ 3,584,000	1.6%
US Government	2	9.0	AA+	113,000	1.0%	$ 2,760,000	1.2%
Ascension Health	3	7.2	Aa1	112,000	1.0%	$ 2,665,000	1.2%

56% of Total Portfolio is Credit Rated;
39% Investment Grade

1 WPAHS has entered into a definitive agreement to be acquired by Highmark (A rated)

May 2012

HTA Healthcare Trust of America, Inc.
A Leading Owner of Medical Office Buildings

15

Diversified Portfolio Across 26 States

Geographic Diversification

TX 11%

IN 10%

SC 9%

PA 9%

FL 8%

NY 7%

GA 5%

OH 4%

TN 4%

Other 23%

AZ 11%

Key Markets

GLA% of Portfolio

• Phoenix,1,152,000AZ 9.3%

• Pittsburgh,978,000 PA7.9%

• Greenville,965,000 SC7.8%

• Indianapolis,820,000 6.IN6%

• Albany, 741,000NY 6.0%

• Houston,692,000TX 5.6%

• Atlanta,574,000GA 4.6%

• Dallas, 392,000TX 3.2%

• Boston, 372,000MA 3.0%

• Raleigh,242,000NC 2.0%

• OklahomaCity,186,000 1.5%OK

57.5% of Portfolio is focused in 11 key geographic MSA’s

May 2012

Limited Near-Term Lease Expirations 6.3% 9.3% 8.5% 7.4% 9.3% 7.6% 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% 2012 2013 2014 2015 2016 2017 Less than 35% of Leases Maturing in Next 4 Years 1 As of 3/31/12 1

Healthcare Sector is Growing

East Cooper MOB

(Charleston, SC)

Wellington Medical Arts Pavilion

(Wellington, FL)

Thunderbird MOB

(Glendale, AZ)

Favorable Climate for Growth in Healthcare Services

Demand for Healthcare is Expanding

Population Age 65+

65+ Population

Millions

100 80 60 40 20 0

% of Population

22% 20% 18% 16% 14% 12% 10%

1980 1990 2000 2010 2020f 2030f 2040f 2050f

65+ Population

As a % of Total U.S. Population

Annual Expenditures

Trillions

$5.0 $4.5 $4.0 $3.5 $3.0 $2.5 $2.0 $1.5 $1.0 $0.5 $0.0

1964 1969 1974 1979 1984 1989 1994 1999 2004 2009 2014f 2019f

80%

Healthcare Reform

Adding 31mm insured

Increasing integration between hospitals and physicians Hospital capital used for acquiring physician groups and technology, not real estate

Aging U.S. Population

30.7mm more residents aged 65+ projected by 2030 65+ spends 3x as much on healthcare

Growing Health Expenditures

Growing 5.8% per annum through 2020 20% of GDP by 2019

Source: Rosen Consulting Group

May 2012

Medical Office Buildings are Increasing in Importance

Medical Office Buildings: Location, Location, Location

Strategic Value of On-Campus/ Affiliated MOBs

• Create a captive physician referral network

• Maximizes utilization of significant hospital infrastructure and ancillary services (imaging, treatment, etc.)

• Long term tenant stability due to increased productivity, ancillary use, and referral relationships

• Cost-effective location for growth in Outpatient Services

Annual Visits to Physicians Office

Total Visits, Visits per

Millions Person

1,200 1,000 800 600 400 200 0

1992 1994 1996 1998 2000 2002 2004 2006 2008

3.5 3.3 3.1 2.9 2.7 2.5

Visits to Hospital Outpatient Departments Visits To Physicians’ Offices

Outpatient Trend

Inpatient Outpatient

128 2,200

126 124 122 120 118 116 114 112 110

1989 1991 1993 1995 1997 1999 2001 2003 2005 2007 2009

2,000 1,800 1,600 1,400 1,200 1,000

Inpatient Admissions/1000 Persons Outpatient Visits/1000 Persons

Source: Rosen Consulting Group

HTA

Healthcare Trust of America. Inc.

A leading owner of Medical Office Buildings

May 2012

Medical Office Sector Fundamentals

Supply of New MOB is Constrained

MOB Completions (Sq Ft)

20 18 16 14 12 10 8 6 4 2 0

2002 2004 2006 2008 2010 2012f

New Construction has Slowed

•New MOB supply down from 17mm SF in 2008 to 3.2mm SF in 2011 •Hospitals revisiting capital plans

MOB Vacancy Rates / Rent Growth

15.0% 12.5% 10.0% 7.5% 5.0% 2.5% 0.0%

2002 2004 2006 2008 2010 2012f 2014f 2016f

7.0% 5.0% 3.0% 1.0% -1.0% -3.0% -5.0%

Vacancy Rate

Year-Over-Year Rent Growth

Outlook is Strong

•Vacancy has improved, forecast to decline from 11% in 2012 to 8% by 2015 •4.2% annual rental rate growth projected by 2014 •On-campus MOB occupancy expected to remain strong

Source: Rosen Consulting Group

HTA

Healthcare Trust of America. Inc.

A leading owner of Medical Office Buildings

May 2012

MOB Industry Stability Source: Rosen Consulting Group 13.6% 7.7% 16.3% 11.0% Office Average: 15.7% MOB Average: 9.8% 0% 2% 4% 6% 8% 10% 12% 14% 16% 18% 20% 2002 2004 2006 2008 2010 2012f 2014f 2016f Vacancy Rate Comparison Medical Office Total Office

Key Strategic Investments

Greenville Hospital Portfolio

Banner Sun City

Albany Medical Portfolio

$163mm / September 2009

856k SF / 16 buildings

91% NNN to Greenville Hospital System (Moody’s: A1)

$107mm / December 2009

641k SF / 23 buildings

Anchored by Banner Health (Fitch: AA- )

$197mm / November 2010

960k SF / 9 buildings

Multiple Tenants

Pittsburgh Metro

Steward Portfolio

$133.5mm / 2010-2012

978k SF / 3 buildings

Majority anchored by Highmark (S&P: A) and its affiliates

$100mm / March 2012

372k SF / 13 buildings

100% NNN to Steward Healthcare

HTA

Healthcare Trust of America. Inc.

A leading owner of Medical Office Buildings

May 2012

Key Strategic Investments (cont’d)

Indiana University Hospital

Aurora Wisconsin Portfolio

$90mm / June 2008

690k SF / 24 buildings

Anchored by Indiana University Health (A1)

$74mm / February 2009

315k SF / 6 buildings

100% NNN to Aurora Health Care (A3)

Raleigh Portfolio

Deaconess Clinic Portfolio

$44mm / December 2010

242k SF / 10 buildings

Multi-tenant, on-campus

$45mm / March 2010

261k SF / 5 buildings

100% NNN to Deaconess Health System (A+)

HTA

Healthcare Trust of America. Inc.

A leading owner of Medical Office Buildings

May 2012

Income, Growth and Value Creation

San Martin Medical Arts Pavilion Patewood MOB C Fannin MOB

(Las Vegas, NV) (Greenville, SC) (Houston, TX)

HTA

Healthcare Trust of America. Inc.

A leading owner of Medical Office Buildings

Financial Highlights

Strong Business Model

MOB fundamentals provide for stable, steady growth

Healthcare sector – fastest growing part of the economy

On-campus and affiliated buildings in key locations

Proven Track Record of Growth

Historical NOI / FFO growth

Acquisition target size achieves substantial growth

Strong financial performance model

Stable, Predictable Cash Flows

• Credit Tenants • Consistently high occupancy

• Lease structure—good mix of • Limited lease rollover stability and growth • Best in class assets

Investment Grade Balance Sheet

Leverage – low relative to peers

Limited near-term debt maturities

Significant growth capacity

Lowering the cost of borrowing through recent unsecured debt issuances

HTA

Healthcare Trust of America. Inc.

A leading owner of Medical Office Buildings

May 2012

Proven Growth Track Record

Total NOI ($mm)

$200.0 $150.0 $100.0 $50.0 $0.0

2008 2009 2010 2011 1Q122

$52.2

$84.5

$137.4

$185.7

$205.9

Normalized Funds From Operations1 ($mm)

$140.0 $120.0 $100.0

$80.0

$60.0

$40.0

$20.0

$0.0

2 2008 2009 2010 2011 1Q12

$21.5

$42.7

$84.3

$114.7

$127.6

NOI growth driven by prudent, disciplined acquisitions and same store growth

Normalized FFO growing faster than NOI as scale improves

Note: NOI and Normalized FFO are non-GAAP measures. Please refer to the Company’s 10K for complete reconciliation of these calculations.

1 Normalized FFO is defined as net income excluding depreciation and amortization, gain and loss from the sale of real estate, acquisition expense, gain and loss from derivative instruments, lease termination fees, and other one-time items.

2 1Q12 is presented on an assumed annualized basis as if 1Q12 acquisitions closed on 1/1/12. See the last sentence in the note on page 10 regarding “Forward Looking Statements.” The assumed annualized number may exceed actual results

HTA

Healthcare Trust of America. Inc.

A leading owner of Medical Office Buildings

May 2012

Strong, Flexible Balance Sheet Over $30 million of cash as of 3/31/12 $575 million credit facility, undrawn as of 3/31/12 $100 million of availability under $300 million delayed draw term loan as of 3/31/12 4.7x 8.1x 4.5x 5.0x 5.6x 1.0x 3.0x 5.0x 7.0x 9.0x HTA HR VTR HCP HCN Total Debt/ 2012 Estimated EBITDA2 Pro Forma Capital Structure1 1 As of 3/31/12, adjusted to reflect the $68mm refinancing of secured debt with unsecured borrowings in 2Q12; Equity at $10.10 per share 2 Source SNL Financial consensus 2012 EBITDA estimates; HTA is Adjusted EBITDA for 1Q12 presented on an assumed annualized basis as if 1Q12 acquisitions closed on 1/1/12. EBITDA for HTA is calculated as Net Income + Interest + D&A + Stock Based Comp + Losses from Change in FV of Derivatives + Acquisition Expenses See the last sentence in the note on page 10 regarding “Forward Looking Statements.” The estimates and assumed annualized number may exceed actual results Flexible Balance Sheet Secured Debt 18.0% Unsecured Debt 8.5% Equity 73.5%

Sources of Continued Earnings Growth

Same Store Growth

•Leasing activity is increasing in 2012—positive for occupancy growth and rental rates •Targeting long term same store NOI growth of 2- 3% •Transitioning more properties to in house management – fee savings

Prudent Acquisitions

•Utilize available liquidity to acquire properties •$214mm of acquisitions YTD 2012

HTA

Healthcare Trust of America. Inc.

A leading owner of Medical Office Buildings

May 2012

Debt Maturities

Limited Near Term Debt Maturities1

$700.0 $600.0 $500.0 $400.0 $300.0 $200.0 $100.0 $0.0

$50.2

$151.92

$18.5

$72.6

3

$300.0

$104.7

$100.0

$11.9

$55.4

2012 2013 2014 2015 2016 2017 2018 2019+

% of Total 5.8% 17.6% 2.1% 8.4% 46.8% 11.6% 1.4% 6.4%

Secured debt Unsecured Term loan

1 As of 3/31/12, adjusted for the repayment of $68mm of secured debt in 2Q 2012 and the remaining $100mm draw under the unsecured term loan facility raised in March 2012;

2 2013 maturities include a $125.5mm secured term loan that can be extended to 2015 at the Company’s option via two 1-year options

3 The $300mm unsecured term loan can be extended to 2017 at HTA’s option via a one year extension option

May 2012

Strong, Sustainable Distributions Stable Income1 Medical office building focus 96% on-campus/ affiliated 91% occupancy Limited near term lease roll 93% renewal ratio 56% credit rated tenants 39% investment grade tenants Sustainable Distributions $0.575 per share annualized Paid quarterly Competitive with healthcare peers 2012 Blended yield of 6.5% Sustainable dividend growth 1 As of 3/31/12, unless explicitly noted

HTA Enterprise

Gwinnet Professional Building Winghaven Medical Office Building St. Francis Medical Arts Pavilion

(Atlanta, GA) (O’Fallon, MO) (Poughkeepsie, NY)

Experienced Management Team

Full operating platform: Asset and Property Management, Acquisitions, and Capital Markets, Finance and Accounting



Scott Peters
Chairman, CEO, and President

- Co-Founded HTA in 2006
- CEO of Grubb & Ellis (NYSE), '07-'08
- CEO of NNN Realty Advisors, '06-'08
- EVP, CFO, Triple Net Properties, Inc., '04-'06
- Co-Founder, CFO of Golf Trust America, Inc. (AMEX), '97-'07
- EVP, Pacific Holding Company/LSR, '92-'96
- EVP, CFO, Castle & Cooke Properties, Inc. (Dole Food Co.), '88-'92



Mark Engstrom, EVP - Acquisitions

- CEO, InSite Medical Properties, '06–'09
- Mgr.of Real Estate Services, Hammes Company, '01–'05
- Vice President, PM Realty Group, '98–'01
- Founder/Principal–Pacific Health Properties, '95–'98
- Hospital Administrator, Good Samaritan Health System, '87–'95



Kellie Pruitt, EVP - Chief Financial Officer

- VP of Financial Reporting and Compliance, Fender Musical Instruments Corporation, '07-'08
- Senior Manager, Real Estate and Public Companies, Deloitte and Touche, LLP, '95-'07
- Certified Public Accountant, Texas and Arizona



Amanda Houghton, EVP - Asset Management

- Manager of Joint Ventures, Glenborough LLC, '06–'09
- Senior Analyst, ING Clarion, '05 –'06
- Senior Analyst, Weyerhauser Realty Investors, '04–'05
- RSM EquiCo and Bernstein, Conklin, & Balcombe, '01-'03
- Member of the CFA Institute and CREW
- Appointed to the NAIOP Medical & Life Sciences Forum

May 2012

HTA
Healthcare Trust of America, Inc.
A Leading Owner of Medical Office Buildings

33

Strong corporate governance

Strong Corporate Governance

•6 Member board of directors, with option to increase to 15

•5 Independent directors •Five board committees

Audit Committee (Chair: Maurice DeWald)

•Composed solely of independent directors

•Selects and reviews the independent public accountants who audit our annual financial statements

•Reviews the adequacy of our internal accounting controls

Compensation Committee (Chair: Gary Wescombe)

•Composed solely of independent directors

•Advises the board on compensation policies, establishes performance objectives for executive officers, and provides recommendation to Board on company compensation policies

Nominating and Corporate Governance Committee (Chair: Warren Fix)

Composed solely of independent directors

Identifies individuals qualified to serve on the Board of Directors

Develops and recommends corporate governance policies and principles and periodically re-evaluates such policies

Makes recommendations regarding the composition of the board of directors and its committees

Investment Committee (Chair: W Brad Blair, ll)

•Reviews and advises the board of directors on investment criteria and acquisitions

•Has the ability to reject but not approve proposed acquisitions

Risk Management Committee (Chair: Larry Mathis)

•Composed solely of independent directors

•Primary function is to review, assess and discuss with our management team, general counsel and auditors material risks or exposures associated with business

•Provides guidance on management’s in-place risk management system

Highlights

Annual election of all board members – no staggered board

5 of 6 independent directors

All directors have continuously served on the Board for at least 4 years Board members have investment in Company

Proactive governance

Opted out of Maryland anti-takeover provisions (1)

No stockholder rights plan (poison pill)

1 Includes Maryland Law “Business and Combination Provision” (Section 3-602) and “Control Share Acquisition” (Sections 3-701 through 3-710)

May 2012

HTA Long Term Incentive Plan – Interest Aligned

Fees Saved Since Self Management

Asset

Acquisition Fees Management Fees 2009 $5,507,000 $4,038,000

2010 16,993,000 24,181,000 2011 22,915,000 2,049,000 Q1 2012 5,868,000 6,426,000

Total $87,977,000 Internalization Fee $100,000,000 - $120,000,000 Disposition Fee $50,000,000

Over $200 Million in Fees Saved1

1 Net of self management costs, from 2009 through Q1 2012

May 2012

Stockholder Aligned Long Term Incentive Plan

Total 1 Annual1 % of Stock Price Return Return LTIP Units Market Cap

< $10.75 <47% <8.7% 0 0.0% $10.75 47% 8.7% 534,000 0.2% $12.00 58% 10.7% 1,900,000 0.8% $13.00 68% 12.6% 2,500,000 1.1%

Replaces existing promote, which had carried interest above $10.252 $10.75 per share hurdle, despite investing only $8.50 per share through Sept 2009 and $8.80 per share through Feb 2011, after commissions and selling expenses3

Over $1.0 billion returned to stockholders before maximum payout is reached

Units awarded when stock price threshold reached in any 20 trading day period

LTIP locked up with stockholders

1 For initial investors, including annual cash distributions of 7.25% and a selling date of 6/30/2012; Annual return is not compounded

2 Estimated based on original investment date by stockholders of record on 3/31/2012

3 Estimates

Healthcare Trust of America, Inc.

A Leading Owner of Medical Office Buildings

Phased-in stockholder Liquidity

Phased-in Liquidity

Outstanding shares split evenly between Class A, B-1, B-2 and B-3 shares

Class A shares (25% of total) when listed on a national exchange with immediate liquidity

Class B shares convert to Class A shares over time

Class B1 shares (25%) convert to Class A shares after 6 months

Class B2 shares (25%) convert to Class A shares after 12 months

Class B3 shares (25%) convert to Class A shares after 18 months

Equal ownership/voting rights between all shares

Board discretion to allow all Class B shares to convert to Class A after six months

May 2012

Achievements to Date – As of 3/31/12

Portfolio Metrics

$3.2 Billion Estimated Enterprise Value1 $2.5 Billion of Assets 12.4 Million Sq Ft of GLA 91% Occupancy 96% On Campus / Aligned with Major Healthcare Systems 39% of Rent from Investment Grade Rated Tenants 6.6 Years Average Remaining Lease Term

Balance Sheet Metrics

Investment Grade Credit Ratings

26.5% Debt to Enterprise Value1 4.7x Debt to 1Q12 Annualized EBITDA2 $575 Million Unsecured Revolving Line of Credit $300 Million Unsecured Term Loan Limited Debt Maturities through 2016

Balance Sheet Flexibility with $600-$800 million of available liquidity

1 Enterprise value assumes a $10.10 per share price

2 1Q12 EBITDA is presented on an assumed annualized basis as if 1Q12 acquisitions closed on 1/1/12. See the last sentence in the note on page 10 regarding “Forward Looking Statements.” The assumed annualized number may exceed actual results

May 2012

Next Steps

Shakerag Medical Center

(Peachtree City, GA)

Deaconess Medical Office Building North

(Oklahoma City, OK)

Renaissance Medical Centre

(Bountiful, UT)

What Are Current Holders Alternatives Vis-à-Vis the Tender Offer?

Tender Shares Hold Shares Buy Shares

Considerations

Process

Amount of shares uncertain

Taxable sale of shares

Avoids market volatility (up or down)

Complete form

Return to company

Wait for results

Paid within a reasonable time frame

Maintain HTA investment

Continue to collect a dividend

Flexibility to liquidate when you want

Option to watch public trading levels

Defers taxable event

Do nothing with the tender offer

Move shares to brokerage account

Open a new brokerage account, if necessary

Increase HTA investment

Acquire additional shares at market price

Provide your broker an indication of interest

May 2012

We Will Tender for Shares

Q: What is the purpose of this tender offer?

A: To provide investors an opportunity to tender their shares for cash, allowing for price certainty

Q: Why are you tendering for my stock?

A: It is significantly accretive to the Company

Q: What are some of the considerations an investor should contemplate when tendering their shares?

A: - Negative tax implications

-Loss of yield

-Loss of potential market upside

May 2012

Contact Us

Healthcare Trust of America, Inc.

16435 North Scottsdale Road, Suite 320

Scottsdale, AZ 85254

Telephone: (480) 998-3478

Fax: (480) 991-0755

Email: info@htareit.com

May 2012